Exhibit 99.1

Equitrans Midstream Announces Private Offering of Senior Notes

Canonsburg, PA (February 21, 2024) -- Equitrans Midstream Corporation (NYSE: ETRN) today announced that its wholly owned subsidiary, EQM Midstream Partners, LP (EQM), intends to offer, subject to market conditions, $600 million in aggregate principal amount of senior notes due 2029 (the Notes) in a private offering. EQM intends to use the net proceeds from the offering of the Notes to repay certain of its outstanding indebtedness, including borrowings under EQM’s Third Amended and Restated Credit Agreement, dated as of October 31, 2018, as amended, and for general partnership purposes.

The offering of the Notes has not been registered under the Securities Act of 1933, as amended (the Securities Act), or any state securities laws and, unless so registered, the Notes may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. The Notes are being offered only to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act and to non-U.S. persons in transactions outside the United States pursuant to Regulation S under the Securities Act.

This news release is neither an offer to sell nor a solicitation of an offer to buy the Notes or any other securities and shall not constitute an offer to sell or a solicitation of an offer to buy, or a sale of, the Notes or any other securities in any jurisdiction in which such offer, solicitation or sale is unlawful. This news release is not a notice of redemption for any of the existing notes.

Cautionary Statement Regarding Forward-Looking Information

Disclosures in this news release contain certain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act. Statements that do not relate strictly to historical or current facts are forward-looking. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of the management of ETRN, as well as assumptions made by, and information currently available to, such management. Words such as “aim,” “anticipate,” “approximate,” “aspire,” “assume,” “believe,” “budget,” “continue,” “could,” “design,” “estimate,” “expect,” “focused,” “forecast,” “goal,” “guidance,” “intend,” “may,” “objective,” “opportunity,” “outlook,” “plan,” “position,” “potential,” “predict,” “project,” “pursue,” “scheduled,” “seek,” “should,” “strategy,” “strive,” “target,” “view,” “will,” or “would” and similar expressions are used to identify forward-looking statements. These statements are subject to various risks and uncertainties, many of which are outside of ETRN’s and EQM’s control. Without limiting the generality of the foregoing, forward-looking statements contained in this news release specifically include statements relating to the offering, including the expected timing thereof and the anticipated source and use of proceeds therefrom, as applicable. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from projected results.

Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of actual results. ETRN and EQM have based these forward-looking statements on current expectations and assumptions about future events. While ETRN and EQM consider these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory, judicial, construction and other risks and uncertainties, many of which are difficult to predict and are beyond ETRN’s and EQM’s control. The risks and uncertainties that may affect the operations, performance and results of ETRN’s and EQM’s business and forward-looking statements include, but are not limited to, those set forth in ETRN’s publicly filed reports with the Securities and Exchange Commission, including those set forth under Item 1A, “Risk Factors” of ETRN’s Annual Report on Form 10-K for the year ended December 31, 2023 and ETRN’s subsequent filings.

Any forward-looking statement speaks only as of the date on which such statement is made, and ETRN does not intend to correct or update any forward-looking statement, unless required by securities laws, whether as a result of new information, future events or otherwise. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

Analyst/Investor inquiries:

Anthony DeFabio — Treasurer and Director, Investor Relations

(412) 518-7193

adefabio@equitransmidstream.com

Media inquiries:

Natalie A. Cox — Vice President, Communications and Corporate Affairs

ncox@equitransmidstream.com

Source: Equitrans Midstream Corporation

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